SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant    |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement             |_|  Confidential, For Use
|_|   Definitive Proxy Statement                   of the Commission Only
|_|   Definitive Additional Materials              (as permitted by Rule
|_|   Soliciting Material Pursuant to              14a-6(e)(2))
      Rule 14a-11(c) or Rule 14a-12

                     BRILLIANT DIGITAL ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
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________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              -----------------------------------------------------




TIME..........................          10:00  a.m.  Pacific  Time  on  Tuesday,
                                        September 14, 2004

PLACE.........................          Brilliant Digital Entertainment, Inc.
                                        6355 Topanga Canyon Boulevard, Suite 520
                                        Woodland Hills, California 91367

ITEMS OF BUSINESS.............          (1)  To elect 2 Class II  members of the
                                             Board of Directors  for  three-year
                                             terms.

                                        (2)  To amend the  Company's  1996 Stock
                                             Option Plan to increase  the number
                                             of    authorized     shares    from
                                             20,000,000 to 35,000,000.

                                        (3)  To amend the Company's  Amended and
                                             Restated       Certificate       of
                                             Incorporation   to   increase   the
                                             number  of  authorized   shares  of
                                             Common  Stock from  250,000,000  to
                                             350,000,000.

                                        (4)  To transact such other  business as
                                             may   properly   come   before  the
                                             Meeting  and  any   adjournment  or
                                             postponement.

RECORD DATE...................          You  can  vote  if,   at  the  close  of
                                        business on July 21, 2004, you were a stockholder of the Company.

PROXY VOTING..................          All stockholders  are cordially  invited
                                        to attend the Annual  Meeting in person.
                                        However, to ensure your representation at the Annual Meeting, you are urged to vote promptly by signing and returning the enclosed Proxy card.





August [__], 2004                       --------------------------
                                        Tyler Tarr
                                        CHIEF FINANCIAL OFFICER

                                           BRILLIANT DIGITAL ENTERTAINMENT, INC.
                                        6355 TOPANGA CANYON BOULEVARD, SUITE 520
                                                WOODLAND HILLS, CALIFORNIA 91367
                                                                  (818) 615-1500
PROXY STATEMENT
--------------------------------------------------------------------------------

These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Brilliant Digital Entertainment, Inc., a Delaware corporation ("BDE," the "Company," "we," "us," or "our"), of Proxies to be voted at our 2004 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Stockholders on Tuesday, September 14, 2004, beginning at 10:00 a.m. Pacific Time. The meeting will be held at the Company's offices, located at 6355 Topanga Canyon Boulevard, Suite 520, Woodland Hills, California 91367.

It is anticipated that the 2003 Annual Report and this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about August [__], 2004.

STOCKHOLDERS ENTITLED TO VOTE. Holders of our Common Stock at the close of business on July 21, 2004 are entitled to receive this notice and to vote their shares at the Annual Meeting. Common stock is the only outstanding class of securities of the Company entitled to vote at the Annual Meeting. As of July 21, 2004, there were 42,857,153 shares of Common Stock outstanding.

PROXIES. Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE MEETING. If you are a stockholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors.

VOTING. Each share of our Common Stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

ELECTION OF DIRECTORS. The 2 nominees for director receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

AMENDMENTS TO 1996 STOCK OPTION PLAN. The approval of the amendment to the 1996 Stock Option Plan will require the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. The approval of the amendment to the Company's Amended and Restated Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of Common Stock as of the record date.

OTHER MATTERS.

At the date this Proxy Statement went to press, we do not know of any other matters to be raised at the Annual Meeting.

In the event a stockholder proposal was not submitted to the Company prior to the date of this Proxy Statement, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no shareholder proposal has been submitted to the Company, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Item 1 is the election of 2 Class II members of the Board of Directors. As provided in our Bylaws, the Board of Directors is grouped into three classes, as nearly equal in number as possible. Directors hold office for staggered terms of three years. One of the three classes is elected each year to succeed the directors whose terms are expiring.

The Class II directors whose terms expire at the 2004 Annual Meeting are Ray Musci and Mark Miller. The Board of Directors has nominated both Ray Musci and Mark Miller to again serve as Class II directors for terms expiring in 2007. The Class III directors are serving terms that expire in 2005, and the Class I directors are serving terms that expire in 2006.

Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The Board of Directors proposes the election of the following nominees as Class II directors:

                                    Ray Musci
                                   Mark Miller

If elected, the foregoing 2 nominees are expected to serve until the 2007 Annual Meeting of Stockholders. The 2 nominees for election as Class II directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

The principal occupation and certain other information about the nominees, other directors whose terms of office continue after the Annual Meeting, and certain executive officers are set forth on the following pages.


RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

CLASS II DIRECTOR NOMINEES: TERMS EXPIRING IN 2007
--------------------------------------------------

RAY MUSCI                  Ray Musci has  served as a  Director  of the  Company
                           since October 1996.  From October 1999, Mr. Musci has
                           served as the President and Chief  Executive  Officer
                           of  BAM!  Entertainment,   Inc.,  a  publicly  traded
                           company  that  develops,  publishes  and  distributes
                           entertainment software products and video games. From
                           May  1990 to  July  1999,  Mr.  Musci  served  as the
                           President,  Chief Executive Officer and as a director
                           of Infogrames Entertainment,  Inc. (formerly Ocean of
                           America,  Inc.), a company that  develops,  publishes
                           and  distributes  software  products.  From September
                           1994 to July 1996,  Mr. Musci served as a director of
                           Ocean  International,  Ltd.,  the holding  company of
                           Ocean of America, Inc. and Ocean Software, Ltd.
                           DIRECTOR SINCE:  1996      AGE:  43
                           MEMBER:  AUDIT COMMITTEE AND COMPENSATION COMMITTEE

MARK MILLER                Mark  Miller has served as a Director  of the Company
                           since August 1996.  Since  September 2000, Mr. Miller
                           has served as a  consultant  to the Company on a part
                           time  basis,   and  as  an  investment   advisor  and
                           financial planner. From October, 1996 to August 2000,
                           Mr. Miller served as Vice  President,  Production and
                           Operations of the Company.  Mr. Miller also served as
                           Managing   Director  of  the   Company's   Australian
                           subsidiary,  Brilliant  Interactive  Ideas, Pty. Ltd.
                           ("BII  Australia"),  from March 1994 to August  2000.
                           Mr. Miller  served as President  and Chief  Financial
                           Officer  of the  Company  from  August  1996  through
                           September 1996. Mr. Miller is a chartered  accountant
                           and has extensive  experience in the  development  of
                           large  software  applications,   project  management,
                           people  management  and team  building  and  conflict
                           resolution.
                           DIRECTOR SINCE:  1996      AGE:  44


CLASS III DIRECTORS: TERMS EXPIRING IN 2005
-------------------------------------------

KEVIN BERMEISTER           Kevin  Bermeister  has  served  as  President  of the
                           Company  since  October  1996,  as  Chief   Executive
                           Officer  since August 2001,  and as a Director  since
                           August 1996.  Mr.  Bermeister was the founder of Sega
                           Ozisoft  Pty.  Ltd.  and  previously  served  as  its
                           Co-Chief    Executive    Officer.    Mr.   Bermeister
                           established,  ran or served on the Board of Directors
                           of  various  companies  including  Packard  Bell  NEC
                           Australia  Pty.  Ltd.,  Jacfun Pty.  Ltd., a property
                           owner and developer.  Mr. Bermeister currently serves
                           as a director  of Tag-It  Pacific,  Inc.,  a publicly
                           traded corporation.
                           DIRECTOR SINCE:  1996      AGE: 43

ABE SHER Abe Sher has served as a Director of the Company since February 2002. Mr. Sher has been Managing Director of Slingshot Ventures, LLC, since 1998. From May 1998 to June 2001, Mr. Sher served as Executive Vice President of xSides Corp. Mr. Sher also serves as a member of the board of directors of Microlab, Inc., xSides Corp., and VKB, Inc.
                           DIRECTOR SINCE:  2002      AGE:  45


CLASS I DIRECTOR:  TERM EXPIRING IN 2006
-----------------  ---------------------

RUSSELL SIMMONS            Russell  Simmons  has  served  as a  Director  of the
                           Company since August 2001.  Since 1985,  Mr.  Simmons
                           has served as Chairman of Island/Def Jam  Recordings,
                           a division of the Universal Music Group.  Mr. Simmons
                           has also been Chairman of Rush  Communications  since
                           1991 and Chairman of Phat Farm since 1992.
                           DIRECTOR SINCE:  2001      AGE:  46

VINCENT J. BITETTI         Vincent J.  Bitetti  has 15 years  experience  in the
                           interactive  entertainment industry. Mr. Bitetti is a
                           consultant to Crave  Entertainment,  a privately held
                           publisher of  videogame  entertainment  products,  as
                           acting President of that company's  Publishing group.
                           Prior to that, Mr. Bitetto served as Chairman and CEO
                           of  TDK  Mediactive,  a  publicly  traded  electronic
                           entertainment company, for 7 years, during which time
                           Mr.  Bitetti  helped to structure  and  negotiate the
                           sale of TDK Mediactive to Take Two  Interactive.  Mr.
                           Bittetti  also  was a  founder  and  Chief  Executive
                           Officer  of  Sound  Source,  the  predecessor  to TDK
                           Mediactive.
                           DIRECTOR SINCE:  2004      AGE: 48


OTHER EXECUTIVE OFFICERS
------------------------

TYLER TARR                 Tyler Tarr has served as Chief  Financial  Officer of
                           the  Company  since  April 15,  2003.  Mr.  Tarr also
                           serves  as  Vice  President  of  Scheinrock  Advisory
                           Group,  Inc., a financial  consulting firm. From June
                           1998 to  November  2000,  Mr.  Tarr  served as Senior
                           Director of Finance and  Operations at Canon Business
                           Solutions  in Los  Angeles.  From January 1994 to May
                           1998, Mr. Tarr served as Retail Operations Controller
                           and  Manager  of  Corporate   Finance  and  Strategic
                           Planning for Packard Bell NEC.
                           AGE: 40

ANTHONY NEUMANN            Anthony   Neumann  has  served  as  Vice   President,
                           Business Development since 2000. Mr. Neumann served as Director, Business Development of the Company from 1996 through 2000. Mr. Neumann has been involved in the multimedia entertainment industry since 1992.
                           Prior to 1992, Mr. Neumann worked as a financial consultant at Merrill Lynch.
                           AGE: 43

ANTHONY ROSE               Anthony Rose has served as Chief Technical Officer of
                           the Company since its inception in 1995, and has been
                           responsible  for  overseeing  the Company's  software
                           development team and technology  direction.  Mr. Rose
                           holds  several   international  patents  relating  to
                           anti-virus hardware circuits for personal computers.
                           AGE: 39


FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
-----------------------------------------------------

MEETINGS AND COMMITTEES. The Board of Directors held 14 meetings during fiscal 2003. The Board of Directors has an Audit Committee and a Compensation Committee.


     AUDIT COMMITTEE
     The Audit Committee currently consists of Mr. Musci. The Board of Directors has determined that Mr. Musci is an audit committee financial expert, as defined in Item 401(e)(2) of Regulation S-B, and is "independent," as that term is defined in Section 121(A) of the American Stock Exchange's listing standards. The Audit Committee is responsible for the engagement of the Company's independent public accountants, reviews the scope of the audit to be conducted by the independent public accountants, and periodically meets with the independent public accountants and the Chief Financial Officer of the Company to review matters relating to the Company's financial statements, the Company's accounting principles and its system of internal accounting controls, and reports its recommendations as to the approval of the financial statements of the Company to the Board of Directors. The role and responsibilities of the Audit Committee are more fully set forth in a written Charter adopted by the Board of Directors. The Audit Committee held 4 official meetings during fiscal 2003.

     COMPENSATION COMMITTEE
     The Compensation Committee currently consists of Mr. Musci. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering the Company's stock option and executive incentive compensation plans. The Compensation Committee held 4 meetings during fiscal 2003.

     NOMINATING COMMITTEE The Company does have a standing nominating committee or committee performing similar functions, in part, because the Company's Common Stock is traded on the Over-The-Counter Bulletin Board and the Company is not subject to the listing requirements of any securities exchange or Nasdaq requiring a nominating committee. In addition, until the appointment of Mr. Bitetti to the Board in July 2004 the Company had only one director that qualified as independent. As a result, the entire Board of Directors fulfills the role of a nominating committee.

     In carrying out its function to nominate candidates for election to the Board of Directors, the directors consider the mix of skills, experience, character, commitment, and diversity of background, all in the context of the requirements of the Board of Directors at that point in time. The Board of Directors believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate's personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate's chosen field. Each candidate should be prepared to participate fully in board activities, including attendance at, and active participation in, meetings of the Board of Directors, and not have other personal or professional commitments that would, in the nominating committee's judgment, interfere with or limit such candidate's ability to do so. The Board of Directors has no stated specific, minimum qualifications that must be met by a candidate for a position as a director of the Company.

     The directors' methods for identifying candidates for election to the Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources--members of the Board of Directors; the Company's executives; individuals personally known to the members of the Board of Directors; and other research. The Board of Directors may also from time to time retain one or more third-party search firms to identify suitable candidates.

     A stockholder of the Company may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in the Company's Bylaws. In addition, the notice must be made in writing and include (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (c) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including without limitation such person's written consent to being named in the proxy statement, if any, as nominee and to serving as a director if elected). The recommendation should be addressed to the Company's Secretary.

Except for Russell Simmons and Mark Miller, who attended less than 75% of all the meetings of the Board of Directors in fiscal 2003, all directors attended 75% or more of all the meetings of the Board of Directors and those committees on which he served in fiscal 2003.

INFORMATION REGARDING STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS; ATTENDANCE OF BOARD MEMBERS AT THE ANNUAL MEETING. Stockholders may send inquiries, comments and suggestions directly to our Board of Directors via mail or telephone to the Chairman of the Board at the Company's principal executive offices.

We strongly encourage, but do not require, Board members to attend the Company's Annual Meeting of Stockholders. At the 2003 Annual Stockholders' Meeting, there were two members of the Board present.

DIRECTORS' COMPENSATION. Non-employee directors of the Company currently are paid $1,500 for their personal attendance at any meeting of the Board of Directors and $500 for attendance at any telephonic meeting of the Board of Directors or at any meeting of a committee of the Board of Directors. Directors also are reimbursed for their reasonable travel expenses incurred in attending Board or committee meetings.

ITEM 2:  AMENDMENT TO THE 1996 STOCK OPTION PLAN
--------------------------------------------------------------------------------

The Board of Directors proposes that the stockholders approve an amendment to the Company's 1996 Stock Option Plan (the "1996 Plan") to increase the number of shares reserved for issuance under the 1996 Plan from 20,000,000 to 35,000,000 shares. The amendment to increase the number of shares authorized to be issued pursuant to the 1996 Plan is being proposed to permit the Company to continue to offer its employees incentives in the form of equity securities.

The 1996 Plan is designed to assist the Company in attracting, retaining and compensating highly qualified individuals and to provide them with a proprietary interest in the Company's Common Stock. The 1996 Plan provides incentives in the form of grants of Common Stock and derivative security awards (including stock options, stock appreciation rights, dividend equivalents and performance units), which allow employees, officers, directors and consultants to have a personal financial stake in the Company, in addition to underscoring their common interest with stockholders in increasing the value of the Company's stock over the long term.

The Board of Directors believes it is in the best interest of the Company and its stockholders to continue to make substantial use of stock-based incentives to attract, retain and motivate qualified personnel. Accordingly, in June 2004 the Board of Directors resolved to amend the 1996 Plan to increase the number of shares reserved for issuance under the 1996 Plan. As of the Record Date, options to purchase 14,741,400 shares were outstanding under the 1996 Plan and 1,551,225 shares have been issued to participants upon exercise of options issued under the 1996 Plan. As such, as of the Record Date, 3,707,375 shares were available for future grants.

PRINCIPAL FEATURES OF THE 1996 PLAN
-----------------------------------

The following summary briefly describes the principal features of the 1996 Plan and is qualified in its entirety by reference to the full text of the 1996 Plan, a copy of which is attached hereto as Appendix "A" in the form proposed.

GENERAL. The Company adopted the 1996 Plan in September 1996. Each director, officer, employee or consultant of the Company or any of its subsidiaries is eligible to be considered for the grant of awards under the 1996 Plan. The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 1996 Plan is currently 20,000,000, subject to certain adjustments in the event of a stock split, recapitalization or similar event. Any shares of Common Stock subject to an award, which for any reason expires or terminates unexercised, are again available for issuance under the 1996 Plan. If this amendment is approved, the maximum number of shares that may be issued will be increased to 35,000,000.

The 1996 Plan may be administered by the Board of Directors or another committee of two or more non-employee directors appointed by the Board of Directors, each of whom shall be an "outside director" for purposes of 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The 1996 Plan is currently administered by the Compensation Committee of the Board of Directors (the "Comp Committee"). Subject to the provisions of the 1996 Plan, the Comp Committee will have full and final authority to select the employees, officers, directors and consultants to whom awards will be granted thereunder, to grant the awards and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto.

AWARDS. The 1996 Plan authorizes the Comp Committee to enter into any type of arrangement with an eligible employee that, by its terms, involves or might involve the issuance of (1) shares of Common Stock, (2) an option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege at a price related to the Common Stock, or (3) any other security or benefit with a value derived from the value of the Common Stock. An award may consist of one such arrangement or two or more such arrangements in tandem or in the alternative. Currently, the maximum number of shares of Common Stock with respect to which options or rights may be granted under the 1996 Plan to any executive or other employee during any fiscal year is currently one-half of the total shares authorized under the 1996 Plan. Approximately 7 executives and employees are eligible to be considered to receive awards under the 1996 Plan.

An award may provide for the issuance of Common Stock for any lawful consideration, including services rendered or, to the extent permitted by applicable state law, to be rendered. Currently, Delaware law does not permit the issuance of Common Stock for services to be rendered.

An award granted under the 1996 Plan may include a provision conditioning or accelerating the receipt of benefits, either automatically or in the discretion of the Comp Committee, upon the occurrence of specified events, including a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other significant corporate transaction. Any stock option granted may be an incentive stock option within the meaning of Section 422 of the Code or a nonqualified stock option.

An award under the 1996 Plan may permit the recipient to pay all or part of the purchase price of the shares or other property issuable pursuant to the award, and/or to pay all or part of the recipient's tax withholding obligations with respect to such issuance, in cash or by delivering previously owned shares of capital stock of the Company.

PLAN DURATION. The 1996 Plan became effective upon its adoption by the Board of Directors on September 13, 1996, and was originally approved by the Company's stockholders on September 13, 1996. Unless terminated earlier by the Board of Directors, the 1996 Plan will automatically terminate on September 13, 2006.

AMENDMENTS. The Comp Committee may amend or terminate the 1996 Plan at any time and in any manner, subject to the following: (1) no recipient of any award may, without his or her consent, be deprived thereof or of any of his or her rights thereunder or with respect thereto as a result of such amendment or termination; and (2) if any rule or regulation promulgated by the Securities and Exchange Commission (the "SEC"), the Internal Revenue Service or any national securities exchange or quotation system upon which any of the Company's securities are listed requires that any such amendment be approved by the Company's stockholders, then such amendment will not be effective until it has been approved by the Company's stockholders.

EFFECT OF SECTION 16(B) OF THE SECURITIES EXCHANGE ACT OF 1934. The acquisition and disposition of Common Stock by officers, directors and more than 10% stockholders of the Company ("Insiders") pursuant to awards granted to them under the 1996 Plan may be subject to Section 16(b) of the Securities Exchange Act of 1934. Pursuant to Section 16(b), a purchase of Common Stock by an Insider within six months before or after a sale of Common Stock by the Insider could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Securities Exchange Act of 1934 upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The 1996 Plan is designed to comply with Rule 16b-3.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. The following is a general discussion of the principal federal income tax consequences under the 1996 Plan. Because the United States federal income tax rules governing options and related payments are complex and subject to change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise. The 1996 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee disposes of the shares received upon exercise after two years from the date such option was granted and after one year from the date such option is exercised, the optionee will recognize long-term capital gain or loss when he or she disposes of his or her shares. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the shares at the time of disposition. If the optionee disposes of shares acquired upon exercise of an Incentive Stock Option within two years after being granted the option, or within one year after acquiring the shares, any amount realized from such disqualifying disposition will be taxable at ordinary income rates in the year of disposition to the extent that the lesser of (a) the fair market value of the shares on the date the Incentive Stock Option was exercised, or (b) the fair market value at the time of such disposition, exceeds the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the length of time the shares have been held. The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the applicable holding period requirements have not been satisfied. For alternative minimum tax purposes, the excess of the fair market value of the stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years. The exercise of an Incentive Stock Option on or after January 1, 2003 is be considered wages subject to withholding for FICA purposes to the extent of the spread between the exercise price and value of the Common Stock as of the date of the exercise.

CONSEQUENCES TO EMPLOYEES: NON-STATUTORY OPTIONS. An optionee recognizes no income at the time Non-Statutory Options are granted under the 1996 Plan. In general, at the time shares are issued to an optionee pursuant to exercise of Non-Statutory Options, the optionee will recognize income taxable at ordinary income tax rates equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of such shares, unless the stock received is not transferable and subject to a substantial risk of forfeiture under Code Section 83 (stock received by you which is subject to continued employment or subject to the six month holding period under Section 16(b) of the Securities Act of 1934 is deemed to be subject to a substantial risk of forfeiture under Code Section 83). An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of Non-Statutory Options in an amount equal to the difference between the selling price and the tax basis of the shares, which will include the price paid plus the amount included in the optionee's taxable income by reason of the exercise of the Non-Statutory Options. Provided the shares are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

CONSEQUENCES TO EMPLOYEES: RESTRICTED STOCK. The receipt of restricted stock will not result in a taxable event to the participant until the expiration of any repurchase rights retained by the Company with respect to such stock, unless the participant makes an election under Section 83(b) of the Code to be taxed as of the date of purchase. If no repurchase rights are retained, or if a Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. Even if the purchase price and the fair market value of the shares are the same (in which case there would be no ordinary income), a Section 83(b) election must be made to avoid deferral of the date ordinary income is recognized. The election must be filed with the Internal Revenue Service not later than thirty (30) days after the date of transfer. If no Section 83(b) election is made or if no repurchase rights are retained, a taxable event will occur on each date the participant's ownership rights vest (e.g., when the Company's repurchase rights expire) as to the number of shares that vest on that date, and the holding period for long-term capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. The income from the restricted stock will also be subject to income and employment tax withholding in the year such income is includible in the participant's income.

CONSEQUENCES TO EMPLOYEES: STOCK APPRECIATION RIGHTs. Individuals who receive stock appreciation rights under the 1996 Plan will generally recognize taxable income upon exercise of the stock appreciation right. The income received from the exercise of the stock appreciation right will be ordinary and will be equal to the amount of cash received or the value of the appreciated stock. This amount will generally be reportable in the participant's income in the year of receipt, however, if the stock appreciation right is exercised for stock and the stock is subject to a substantial risk of forfeiture, it will be subject to tax as restricted stock (see above discussion). The income from a stock appreciation right will also be subject to income and employment tax withholding in the year such income is includible in the participant's income.

CONSEQUENCES TO EMPLOYEES: CASH BONUS GRANTS. With respect to cash bonus grants under the 1996 Plan, participants will recognize taxable income in the amount of cash paid at the time amounts are paid or available for payment to the participant pursuant to the terms of their award. The income from the cash bonus grant will also be subject to income and employment tax withholding in the year such income is includible in the participant's income.

CONSEQUENCES TO THE COMPANY: INCENTIVE STOCK OPTIONS. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no United States federal income tax consequences to the Company as a result of the disposition of shares acquired upon exercise of an Incentive Stock Option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee at ordinary income tax rates.

CONSEQUENCES TO THE COMPANY: NON-STATUTORY OPTIONS AND OTHER GRANTS. The Company generally will be entitled to a deduction for United States federal income tax purposes in the same year and in the same amount as the optionee is considered to have recognized income taxable at ordinary income tax rates in connection with the exercise of Non-Statutory Options or other grants received under the 1996 Plan. In certain instances, the Company may be denied a deduction for compensation attributable to awards granted to certain officers of the Company to the extent that such compensation exceeds $1,000,000 in a given year.

NEW PLAN BENEFITS
-----------------

Because awards under the 1996 Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to the CEO, the named executive officers, all current executive officers as a group, the non-executive directors as a group, and all employees who are not executive officers, are not presently determinable.

RECOMMENDATION

The approval of this amendment to the 1996 Stock Option Plan will require the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

All Proxies will be voted to approve this amendment unless a contrary vote is indicated on the enclosed Proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN TO 35,000,000.

ITEM 3:  AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
--------------------------------------------------------------------------------

The Board of Directors is requesting stockholder approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 250,000,000 to 350,000,000. The additional shares of Common Stock would become part of the existing class of Common Stock, and the additional shares, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no preemptive rights relating to the Common Stock.

The Company's Certificate of Incorporation presently authorizes the issuance of 250,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, each having a par value of $0.001 per share. Of the 250,000,000 presently authorized shares of Common Stock, 42,857,153 shares were issued and outstanding on July 21, 2004, the record date. An aggregate of approximately 177,000,000 shares of Common Stock have been reserved for issuance as of the record date pursuant to outstanding options, warrants, convertible promissory notes and options issued under the Company's 1996 Stock Incentive Plan. In addition, pursuant to this Proxy, the Company is seeking stockholder approval to amend the Company's 1996 Stock Option Incentive Plan to increase the number of authorized shares by 15,000,000. Accordingly, assuming the proposal to approve the amendment to the Company's Stock Incentive Plan is approved by our stockholders, only approximately 15,000,000 shares of Common Stock remain available for corporate purposes. The Board of Directors considers it advisable to have additional shares available for issuance under the Company's employee benefit plans, for possible future stock dividends or stock splits and for other corporate purposes. In Addition, the Board of Directors believes it is desirable that the Company has the flexibility to issue shares of Common Stock without further stockholder action, except as required by law. The Board of Directors has unanimously adopted a resolution setting forth the following proposed amendment to the Company's Amended and Restated Certificate of Incorporation pursuant to which first paragraph of Article IV of the certificate will be amended to read in its entirety as follows:

                                      "IV.

              This  Corporation  is  authorized  to issue two classes of shares, designated, respectively, "Preferred Stock" and "Common Stock." Each class of stock shall have a par value of $.001 per share. The number of shares of Preferred Stock authorized to be issued is 1,000,000 and the number of shares of Common Stock authorized to be issued is 350,000,000."

The only change in Article IV which will be effected if the proposal is approved is the change to the one number set forth in bold face type above. Presently,
Article IV provides that the shares of Common Stock which the Company may issue is 250,000,000. All other provisions of Article IV will remain unchanged.

CERTAIN EFFECTS OF THE AMENDMENT. If this amendment is adopted, the additional shares of Common Stock may be issued by direction of the Board of Directors at such times, in such amounts and upon such terms as the Board of Directors may determine, without further approval of the stockholders unless, in any instance, such approval is expressly required by regulatory agencies or otherwise. The proposal to increase the authorized capital of the Company may affect the rights of existing holders of Common Stock to the extent that future issuances of Common Stock reduce each existing shareholder's proportionate ownership and voting rights in the Company. In addition, possible dilution caused by future issuances of Common Stock could lead to a decrease in the Company's net income per share in future periods and a resulting decline in the market price of the Company's Common Stock. The issuance of such additional shares might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. It is not anticipated that adoption of the amendment would have any other effect on the holders of the Company's Common Stock. The adoption of the amendment will not of itself cause any change in the capital accounts of the Company.

ANTI-TAKEOVER PROVISIONS. We are not introducing this proposal with the intent that it be utilized as a type of anti-takeover device. However, the ability of the Board of Directors to issue additional shares of common stock without additional stockholder approval may be deemed to have an anti-takeover effect because unissued shares of common stock could be issued by the Board of Directors in circumstances that may have the effect of deterring takeover bids. For example, without further stockholder approval, the Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover. In addition, because stockholders do not have preemptive rights under the Amended and Restated Certificate of Incorporation, the rights of existing stockholders may (depending on the particular circumstances in which the additional shares of common stock are issued) be diluted by any such issuance and increase the potential cost to acquire control of the Company. Although the Board of Directors is motivated by business and financial considerations in proposing this amendment, and not by the threat of any attempt to accumulate shares or otherwise gain control of the Company, stockholders should nevertheless be aware that approval of the amendment could facilitate efforts by the Company to deter or prevent changes of control in the future. The Board of Directors does not intend to issue any additional shares of common stock except on terms that it deems to be in the best interest of the Company and its stockholders.

The following is a description of other anti-takeover provisions in our charter documents and other agreements. We have no current plans or proposals to enter into any other arrangement that could have material anti-takeover consequences:

         CERTIFICATE OF INCORPORATION. Our Amended and Restated Certificate of Incorporation allows our Board of Directors to issue up to 1,000,000 shares of preferred stock and to determine the price, rights, preferences and privileges of those shares without any further vote or action by our stockholders. The rights of the holders of our common stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. Issuance of preferred stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire a majority of our outstanding voting stock. We have no current plans to issue shares of preferred stock.

         DELAWARE LAW. In addition, the Company is subject to the anti-takeover provisions of Section 203 of Delaware General Corporation Law, which prohibit us from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in the prescribed manner. The application of Section 203 and certain provisions of our Restated Certificate of Incorporation, including a classified Board of Directors, may have the effect of delaying or preventing changes in control of our management, which could adversely affect the market price of our common stock by discouraging or preventing takeover attempts that might result in the payment of a premium price to our stockholders.

EFFECTIVE DATE OF THE AUTHORIZED SHARE INCREASE. If the Amendment is approved by the requisite vote of our stockholders, the increase in the authorized shares of Common Stock will be effective upon the close of business on the date of filing of the Certificate Amendment with the Delaware Secretary of State, which filing is expected to take place shortly after the Annual Meeting. However, the exact timing of the filing of the Certificate Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to us and our stockholders, and the Board of Directors reserves the right to delay filing the Amendment for up to twelve months following stockholder approval thereof. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Amendment if, at any time prior to filing the Certificate of Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and the stockholders. If this proposal is not approved by the stockholders, then the Certificate of Amendment will not be filed.

RECOMMENDATION

The approval of this amendment to the Company's Amended and Restated Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of Common Stock as of the record date.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

EXECUTIVE COMPENSATION
----------------------

                           SUMMARY COMPENSATION TABLE

         The following table sets forth, as to the Chief Executive Officer and as to each of the other three most highly compensated executive officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities for each of the three years ended December 31 indicated below. No other executive officer was paid more than $100,000 during the last fiscal year.


                                                                         LONG TERM
                                                ANNUAL COMPENSATION     COMPENSATION
                                                -------------------     ------------
                                                                         NUMBER OF
                                FISCAL YEAR                              SECURITIES        ALL
NAME                               ENDED                                 UNDERLYING       OTHER
PRINCIPAL POSITION              DECEMBER 31,     SALARY      BONUS        OPTIONS      COMPENSATION
------------------              ------------     ------      -----        -------      ------------
Kevin Bermeister............        2003        $275,000       --       2,186,018(2)        --
   President & Chief                2002        $250,000       --        5,470,000          --
   Executive Officer                2001        $250,000       --         100,000           --

Tyler Tarr (1)..............        2003        $160,000       --         750,000           --
   Chief Financial Officer &        2002        $   --         --            --             --
   Secretary                        2001        $   --         --            --             --

Anthony Neumann.............        2003        $150,000    $10,800       500,000           --
   Vice President, Business         2002        $150,000     $2,191       300,000           --
   Development                      2001        $150,000       --         100,000           --

Anthony Rose................        2003        $182,000       --         750,000           --
   Chief Technical Officer          2002        $130,000       --         250,000           --
                                    2001        $156,000       --         100,000           --
----------

(1) Mr. Tarr's employment with the Company as Chief Financial Officer commenced in April 2003.
(2) In May 2003, we issued to Mr. Bermeister options to purchase 2,186,018 shares or our Common Stock at an exercise price of $0.12 per share as deferred compensation for services rendered to us as President.

                          OPTION GRANTS IN FISCAL 2003

         The following table sets forth certain information regarding the grant of stock options made during fiscal 2003 to the Named Executive Officers.

                          NUMBER OF      PERCENT OF
                          SECURITIES   TOTAL OPTIONS
                          UNDERLYING     GRANTED TO     EXERCISE
                           OPTIONS      EMPLOYEES IN     OR BASE    EXPIRATION
NAME                      GRANTED(1)    FISCAL YEAR(2)   PRICE (3)      DATE
----                     -----------   --------------   ---------   ----------

Kevin Bermeister(4)...    2,186,018         40.2%         $0.12     05/22/2013
Tyler Tarr............      750,000         13.8%         $0.41     06/03/2013
Anthony Neumann.......      500,000          9.2%         $0.41     06/03/2013
Anthony Rose..........      750,000         13.8%         $0.41     06/03/2013
----------
     (1) Other than the options granted to Mr. Bermeister, these option grants vest in four equal annual installments of 25%, each commencing on the subsequent January 1st from the date of the grant and were granted for a term of 10 years. Mr. Bermeister's options vested in full on July 1, 2004, and have a term of 10 years.
     (2) Options covering an aggregate of 3,250,000 shares were granted to employees during fiscal 2003.
     (3) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.
     (4) In May 2003, we issued to Mr. Bermeister options to purchase 2,186,018 shares or our Common Stock at an exercise price of $0.12 per share as deferred compensation for services rendered to us as President.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during fiscal 2003, the number of shares of common stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the common stock on the American Stock Exchange on December 31, 2003 ($0.35 per share).

                          SHARES                   NUMBER OF SECURITIES
                         ACQUIRED                 UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                            ON       VALUE              OPTIONS AT             IN-THE-MONEY OPTIONS AT
                         EXERCISE   REALIZED         DECEMBER 31, 2003            DECEMBER 31, 2003
---------------------    --------   --------   ---------------------------   --------------------------
NAME                                           EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                           -----------   -------------   -----------   -------------
Kevin Bermeister.....       --         --        1,727,500      6,308,518       $223,525     $1,112,559
Tyler Tarr...........       --         --               --        750,000          --            --
Anthony Neumann......     21,000     $5,397        201,500        767,500        $19,625        $44,625
Anthony Rose.........       --         --          225,000        980,000        $19,500        $39,500

EMPLOYMENT AGREEMENTS.

As of June 1, 2003, we entered into an employment agreement with Kevin Bermeister, pursuant to which Mr. Bermeister serves as our Chief Executive Officer and President. This agreement provides for a two year initial term, unless terminated earlier. Pursuant to this agreement, Mr. Bermeister's annual base salary is $275,000, with annual cost-of-living adjustments. Mr. Bermeister is also eligible to receive an annual bonus based on percentage of our EBITDA. In the event that we terminate Mr. Bermeister's employment agreement without cause, Mr. Bermeister terminates the agreement with good reason or termination upon Mr. Bermeister's death or disability (as such terms are defined in the agreement), Mr. Bermeister will be entitled to receive severance payments equal to one year of his base salary and all options to purchase our Common Stock held by Mr. Bermeister will become fully vested and exercisable.

As of June 1, 2003, we entered into an employment agreement with Tyler Tarr, pursuant to which Mr. Tarr serves as our Chief Financial Officer. This agreement provides for a two year initial term with automatic one year renewal terms thereafter, unless terminated earlier. Pursuant to this agreement, Mr. Tarr's annual base salary is $200,000, with annual cost-of-living adjustments. Mr. Tarr is also eligible to receive an annual bonus and was granted options to purchase 750,000 shares of our Common Stock in accordance with the agreement. In the event that we terminate Mr. Tarr's employment agreement without cause or Mr. Tarr terminates the agreement with good reason (as such terms are defined in the agreement), Mr. Tarr will be entitled to receive severance payments equal to one year of his base salary.

EMPLOYEE BENEFIT PLANS.

We have adopted the 1996 Plan, which became effective on September 13, 1996. Each director, officer, employee or consultant of the Company or any of its subsidiaries is eligible to be considered for the grant of awards under the 1996 Plan. The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 1996 Plan is 20,000,000, subject to certain adjustments to prevent dilution. We have proposed to increase the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 1996 Plan to 35,000,000. Any shares of Common Stock subject to an award, which for any reason expires or terminates unexercised are again available for issuance under the 1996 Plan. The maximum number of shares of Common Stock with respect to which options or rights may be granted under the 1996 Plan to any executive or other employee during any fiscal year is one-half of the number of shares reserved for issuance under the amended 1996 Plan, subject to certain adjustments to prevent dilution. Although any award that was duly granted may thereafter be exercised or settled in accordance with its terms, no shares of Common Stock may be issued pursuant to any award made after September 13, 2006. Options granted generally have a term of 10 years and usually vest over 4 years at the rate of 25% per year beginning on the first day in the year subsequent to the year of the grant. As of December 31, 2003, there were 15,380,500 outstanding options granted under the 1996 Plan.

EQUITY COMPENSATION PLAN INFORMATION
------------------------------------

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2003.

                              NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE         NUMBER OF SECURITIES
                              BE ISSUED UPON EXERCISE     EXERCISE PRICE OF       REMAINING AVAILABLE FOR
                              OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   FUTURE ISSUANCE UNDER EQUITY
                                WARRANTS AND RIGHTS      WARRANTS AND RIGHTS        COMPENSATION PLANS
--------------------------    -----------------------   --------------------   ----------------------------
Equity compensation
plans approved by
security holders..........          15,380,500                 $0.53                     3,068,275

Equity compensation
plans not approved by
security holders..........          35,818,804                 $0.36                         --

Total.....................          51,199,304                 $0.41                     3,068,275


MATERIAL FEATURES OF INDIVIDUAL EQUITY COMPENSATION PLANS NOT APPROVED BY STOCKHOLDERS

In February 2002, we issued to VoxPop, LLC warrants to purchase up to 200,000 shares of our common stock at an exercise price of $0.15 per share. The warrants have a term of 4 years.

In April 2002, we issued to Business Development Experts, Inc. warrants to purchase up to 250,000 shares of our common stock at an exercise price of $0.25 per share. The warrants have a term of 4 years.

In April 2002, we issued to The Rose Group warrants to purchase up to 14,823 shares with an exercise price of $0.4385, 20,212 shares with an exercise price of $0.3216, and 39,251 shares with an exercise price of $0.1656 of our common stock. The warrants have a term of 3 years.

In April 2002, we issued to mPRm Public Relations warrants to purchase up to 75,000 shares of our common stock at an exercise price of $0.25 per share. The warrants have a term of 3 years.

In April 2002, we issued to KaZaA, B.V. warrants to purchase up to 150,000 shares of our common stock at an exercise price of $0.2710 per share. The warrants have a term of 30 months.

In July 2002, we issued to Kayoss warrants to purchase up to 10,000 shares of our common stock at an exercise price of $0.75 per share. The warrants have a term of 48 months.

In August 2002, we issued to SRO Consultants, Inc. warrants to purchase up to 150,000 shares of our common stock at an exercise price of $0.17 per share. The warrants have a term of 48 months.

In October 2002, we issued to Kinetech, Inc. warrants to purchase up to 5,000,000 shares of our common stock at an exercise price of $0.001 per share. The warrants have a term of 84 months.

In June 2003, we issued to Sharman Networks Limited warrants to purchase up to 14,000,000 shares of our common stock at an exercise price of $0.6096 per share in connection with, and as partial consideration for the rights granted to us in, the Joint Enterprise Agreement entered into in June 2003 between Sharman Networks Limited and our Altnet subsidiary. The warrants have a term of five years.

In January 2003, we issued to Lee Jaffe warrants to purchase up to 165,000 shares of our common stock at an exercise price of $0.18 per share as consideration for consulting services rendered to the company. The warrants have a term of 4 years.

In February 2003, we issued to Scheinrock Advisory Group warrants to purchase up to 350,000 shares of our common stock at an exercise price of $0.14 per share as consideration for consulting services rendered to the company. The warrants have a term of 5 years.

In August 2003, we issued to Ziffren, Brittenham, Branca, Fischer, Gilbert-Lurie & Stiffelman warrants to purchase up to 5,000,000 shares of our common stock at an exercise price of $0.54 per share as consideration for legal and consulting services rendered to the company. The warrants have a term of 5 years

In May 2003, we issued to Mark Dyne options to purchase 8,208,500 shares or our common stock at an exercise price of $0.12 per share as deferred compensation for services rendered to us as chief executive officer.

In May 2003, we issued to Kevin Bermeister options to purchase 2,186,018 shares or our common stock at an exercise price of $0.12 per share as deferred compensation for services rendered to us as president.


REPORT OF AUDIT COMMITTEE
-------------------------

The Audit Committee of the Board of Directors, which is comprised of Ray Musci, an independent director within the meaning of Section 121(A) of the American Stock Exchange's listing standards, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval.

The  Audit  Committee  is  responsible  for  overseeing  the  Company's  overall
financial  reporting  process.  In  fulfilling  its   responsibilities  for  the
financial statements for fiscal year 2003 the Audit Committee:

   - Reviewed and discussed the audited financial statements for the year ended December 31, 2003 with management and BDO Seidman, LLP (the "Auditors"), the Company's independent auditors;

   - Discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

   - Received written disclosures and the letter from the Auditors regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with the Auditors their independence.

The Audit Committee also considered other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

AUDIT FEES

Fees for audit services totaled approximately $51,871 and $76,000 for the years ended December 31, 2002 and 2003, respectively, including fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-QSB, and statutory audits required internationally.

AUDIT-RELATED FEES

Fees for audit-related services totaled approximately $2,600 for the year ended December 31, 2003. No fees were incurred during the year ended December 31, 2002 for audit-related services. Audit-related services principally include due diligence in connection with acquisitions, accounting consultations and benefit plan audits.

TAX FEES

No fees were incurred during the years ended December 31, 2002 and 2003 for tax services, including for tax compliance, tax advice and tax planning.

ALL OTHER FEES

No other fees were incurred during the years ended December 31, 2002 and 2003 for services provided by the Auditors, except as described above.

Based on the Audit Committee's review of the audited financial statements and discussions with management and the Auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence, and has approved such services.

                                                        Audit Committee

                                                          Ray Musci

CERTAIN TRANSACTIONS WITH SIGNIFICANT STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Except for the following, neither our directors or executive officers, nor any stockholder owning more than five percent of our issued shares, nor any of their respective immediate family members, associates or affiliates, had any material interest, direct or indirect, in any material transaction to which we were a party during fiscal 2002 or 2003, or which is presently proposed.

At December 31, 2003, we were indebted to our secured debt holders in the amount of $4,033,000. The holders of this senior debt are Harris Toibb (a beneficial owner of more than five percent of the outstanding shares of our Common Stock), Europlay 1, LLC (an entity in which Mark Dyne, a beneficial owner of more than five percent of the outstanding shares of our Common Stock and our former Chairman, has an ownership interest), Preston Ford, Inc. (a beneficial owner of more than five percent of the outstanding shares of our Common Stock) and Capel Capital Ltd. (a beneficial owner of more than five percent of the outstanding shares of our Common Stock). This indebtedness is convertible by the holders into our Common Stock at price $0.1203 per share, for a total of 31,141,103 shares of our Common Stock at December 31, 2003. In connection with this financing, the note holders received warrants to purchase up to 44,542,718 shares of our Common Stock at an exercise price of $0.1353 per share. In October 2002, in consideration of an agreement to extend the maturity date of the secured indebtedness to December 31, 2003, we issued to the note holders warrants to purchase up to an aggregate of 25,226,028 shares of our Common Stock at an exercise price of $0.2091 per share. In December 2003, in consideration of an agreement to extend the maturity date of the secured indebtedness to March 1, 2004, we paid the holders a $15,000 extension fee, and increased the principal amount of the indebtedness by $300,000 in payment of the note holders legal fees and costs. Finally, in March 2004, in consideration of an agreement to extend the maturity date of the secured indebtedness to September 26, 2004, we agreed to the following:

     o To amend the expiration date of warrants to purchase 44,542,718 shares of Common Stock held by the note holders from May 23, 2004 to October 4, 2005;

     o To issue the note holders additional warrants to purchase up to an aggregate of 4,018,867 shares of our Common Stock at an exercise price of $0.15 per share; and

     o To apply on a monthly basis, 50% of our "Excess Cash" toward repayment of the secured indebtedness, until the indebtedness is paid in full. Excess Cash is defined to mean, at any time of determination, the amount which is equal to our consolidated revenues minus costs and expenses consisting only of costs of revenues, sales and marketing costs, general and administrative costs, and research and development costs, all of which are determined monthly in the same manner as is reported in our consolidated statements of operations. Non-cash expenses are not deducted from revenues in calculating Excess Cash.

On March 7, 2002, we entered into a Common Stock and Warrant Purchase Agreement among the Company, Harris Toibb and MarKev Services, LLC, an entity co-owned by Mark Dyne (collectively, the "Purchasers"), whereby we sold (i) 5,673,222 shares of our Common Stock at $0.1322 per share (the "Purchase Price"), a price per share of Common Stock based on the volume weighted average price of a share of the our Common Stock on the American Stock Exchange over the five (5) consecutive trading days immediately preceding March 7, 2002, for an aggregate investment amount of $750,000, and (ii) warrants (the "Warrants") to purchase in the aggregate up to 10,085,728 shares of our Common Stock at an exercise price per share of $0.148725, which represents a price paid per share equal to 1.125 times the Purchase Price. Each of the Purchasers received "piggyback" registration rights with respect to the Common Stock they purchased and with respect to the Common Stock issuable upon exercise of the Warrants. On March 20, 2002, we entered into a Common Stock and Warrant Purchase Agreement with David Wilson (a beneficial owner of more than five percent of the outstanding shares of our Common Stock who also controls Preston Ford, Inc.), whereby we sold (i) 378,215 shares of our Common Stock at $0.1322 per share, a price per share based on the volume weighted average price of a share of our Common Stock on the American Stock Exchange over the five (5) consecutive trading days immediately preceding March 7, 2002, for an aggregate investment amount of $50,000, and (ii) warrants (the "Wilson Warrants") to purchase in the aggregate up to 672,382 shares of our Common Stock at an exercise price per share of $0.148725, which represents a price paid per share equal to 1.125 times the Purchase Price. Mr. Wilson received "piggyback" registration rights with respect to the Common Stock he purchased and with respect to the Common Stock issuable upon exercise of the Wilson Warrants.

In April and May 2002, we sold an aggregate of 2,276,045 shares of our common stock to Michael Toibb (the son of Harris Toibb), Crestview Capital Fund, LP, Crestview Capital Fund II, LP, Crestview Capital Offshore Fund, Inc., and certain other investors, in private placements for aggregate proceeds to us of $450,000. Michael Toibb purchased 144,425 shares of our Common Stock for $25,000 in this transaction. The prices per share ranged from $0.1731 to $0.25, and were based on the market price of our Common Stock at the time the investor committed to purchase the shares. In connection with the offering,we also issued to the investors warrants to purchase up to an aggregate of 4,145,921 shares of common stock at exercise prices ranging from $0.19474 to $0.28125 per share. The warrants expire on May 23, 2004.

In August 2002, we engaged Europlay Capital Advisors, LLC ("ECA"), an entity in which Mark Dyne is a principal owner, for a period of 12 months to assist in business development activities primarily for Altnet. We agreed to remit $10,000 per month to ECA as a retainer fee. This retainer fee will accrue until such time as we recognize at least Two Hundred Fifty Thousand Dollars ($250,000) in revenues (determined in accordance with generally accepted accounting principles) in two consecutive calendar months. Additionally, ECA will be eligible to receive a commission with respect to any net receipts recognized by us resulting from ECA's direct efforts. During 2003 the Company paid ECA $610,000 for commissions and consulting services, and as of December 31, 2003 has outstanding accrued expenses to ECA of $639,000.

In September 2002, we sold an aggregate of 7,123,836 shares of our Common Stock to Harris Toibb, MarKev Services, LLC (an entity co-owned by Mark Dyne), Ronald Lachman (a beneficial owner of more than five percent of the outstanding shares of our Common Stock), David Wilson (a beneficial owner of more than five percent of the outstanding shares of our Common Stock), and certain other investors, in a private placement at a price per share of $0.1502, for aggregate proceeds to us of $1,070,000. In connection with the offering, we also issued to the investors warrants to purchase up to an aggregate of 12,664,597 shares of Common Stock at an exercise price of $0.168975 per share. The warrants expire on September 3, 2005.

In October 2002, we entered into a patent license agreement with Kinetech, Inc. pursuant to which we acquired a license to certain patented technology of Kinetech, and in consideration for such license, we issued to Kinetech a warrant to purchase up to 5,000,000 shares of our Common Stock at an exercise price of $0.001 per share. In connection with the transaction, Ronald Lachman, a principal with Kinetech (and a beneficial owner of more than five percent of the outstanding shares of our Common Stock), agreed to become and now serves as our Chief Scientist. The warrants vest in two equal annual installments so long as Ronald Lachman continues to serve as our Chief Scientist. Mr. Lachman also is a partner in Kingsport Capital, LLC, the general partner of Crestview Capital Fund, LP and Crestview Capital Fund II, LP (Crestview Capital Fund, LP is a beneficial owner of more than five percent of the outstanding shares of our Common Stock).

In May 2003, we entered into a license to use rights to Joltid Ltd.'s Content Distribution Environment peer-to-peer computer program, commonly referred to as PeerEnabler, the most significant technological component of the Altnet network. Joltoid is LP is a beneficial owner of more than five percent of the outstanding shares of our Common Stock. In exchange for the license, we agreed to pay Joltid a guaranteed monthly fee of $30,000 based on a percentage of revenues earned from the exploitation of the licensed rights, subject to a maximum aggregate amount.

In June 2003, we entered into a Joint Enterprise Agreement with Sharman Networks, our largest distributor and source of over 90% of our revenues during the 2003 fiscal year, to act as their exclusive representative for the sale, license and/or other commercial exploitation of its search technology. Under the terms of this agreement, we issued Sharman Networks warrants to purchase up to 14,000,000 shares of our common stock, par value $0.001 per share, at an exercise price of $0.61 per share, expiring in June 2008. These warrants were initially vested and exercisable with respect to 7,000,000 shares on the issuance date and will vest and become exercisable with respect to the remaining 7,000,000 shares two years following the issuance date provide that the Joint Enterprise Agreement has not been terminated prior to such date. The initial value of these warrants was determined to be $2,951,000, based on a Black-Scholes model. As of December 31, 2003 we have an outstanding accounts payable balance to Sharman Networks of $3,064,000.

In June 2003, we received additional financing in the form of a promissory note, totaling $100,000, from Europlay Capital Advisors ("ECA"), an entity in which Mark Dyne is an executive, bearing an interest rate of 10% per annum and due August 10, 2003. In conjunction with this transaction, we issued warrants to purchase up to 533,333 shares of our common stock at an exercise price equal to $0.28125 per share, expiring in June 2006. ECA agreed to extend the maturity date of the note from August 10, 2003 to December 31, 2003. In consideration for their agreement to extend the maturity date, we issued to the ECA additional warrants to purchase up to an aggregate of 227,272 shares of our Common Stock at an exercise price of $0.44 per share. The value of the warrants was determined to be $187,835, based on a Black-Scholes model. The note was paid in full in December 2003.

In 2003, we issued warrants to purchase 350,000 shares of common stock in consideration for consulting services, related to a management initiated audit of systems and procedures, to Scheinrock Advisory Group, an entity owned by Jeff Scheinrock, a previous member of the Board of Directors.

We lease our U.S. offices, under operating lease agreements, from Toibb Enterprises ("Toibb"), an entity owned by Harris Toibb, a secured debt holder and the largest beneficial owner of our shares. We paid rent to Toibb of $84,000 and $41,000 during 2003 and 2002 respectively.

During fiscal year 2003, we paid Abe Sher, a member of the Board of Directors, $173,750 for consulting services. During fiscal 2002, we paid to Mr. Sher
$125,000 for business development services unrelated to his position on the Board. Mr. Sher became an employee of the Company in December 2003.

The Board of Directors believes, based on its reasonable judgment, but without further investigation, that the terms of each of the foregoing transactions or arrangements between the Company on the one hand and the affiliates, officers, directors or stockholders of the Company which were parties to such transactions on the other hand, were, on an overall basis, at least as favorable to the Company as could then have been obtained from unrelated parties.

PRINCIPAL STOCKHOLDERS
----------------------

The following table sets forth as of July 15, 2004, unless otherwise indicated, certain information relating to the ownership of our Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of our Common Stock (42,857,153 shares), (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of the Company, 6355 Topanga Canyon Boulevard, Suite 520, Woodland Hills, California 91367, unless otherwise set forth below such person's name.

                NAME AND ADDRESS OF BENEFICIAL OWNER                     NUMBER OF SHARES OF
                                                                            COMMON STOCK
                                                                         BENEFICIALLY OWNED (1)      PERCENT (1)
DIRECTORS:
Kevin Bermeister....................................................         20,646,207  (2)            36.7%
Abe Sher............................................................          1,000,000  (3)             2.3
Russell Simmons.....................................................            775,000  (4)             1.8
Mark Miller.........................................................            667,500  (5)             1.5
Ray Musci...........................................................            617,500  (6)             1.4
Vincent Bitetti.....................................................                  -  (6)               -

NON-DIRECTOR NAMED EXECUTIVE OFFICERS:
Anthony Rose........................................................            525,000  (7)             1.2
Anthony Neumann.....................................................            456,500  (8)             1.1
Tyler Tarr..........................................................            187,500  (9)              *

5% HOLDERS:
Harris Toibb........................................................         98,280,185  (10)           72.5
    6355 Topanga Canyon Blvd., Woodland Hills, California 91367
Mark Dyne...........................................................         33,385,008  (11)           48.3
MarKev Services, LLC................................................         15,657,339  (12)           30.1
    15821 Ventura Boulevard, Suite 525, Encino, California 91436
Joltid, Ltd.........................................................          8,000,000                 18.7
    28-30 The Parade, St. Helier, JE4 8XY Jersey, Channel Islands
Sharman Networks Limited............................................          7,000,000  (13)           14.0
    C/-BDO House, Father W H, Lini Highway, PO Box 240,
   Port Vila, Vanuatu
Capel Capital Ltd...................................................         13,984,459  (14)           24.6
Europlay 1, LLC.....................................................          7,573,586  (15)           15.0
    15821 Ventura Boulevard, Suite 525, Encino California 91436
Ronald Lachman......................................................          6,388,772  (16)           13.1
    3140 Whisperwoods Court, Northbrook, IL 60062
Kinetech, Inc.......................................................          5,000,000  (17)           10.4
    3140 Whisperwoods Court, Northbrook, IL 60062
Ziffren, Brittenham, Branca, Fischer, Gilbert-Lurie & Stiffelman, LLP.
    1801 Century Park West, Los Angeles, California 90067                     5,000,000  (18)           10.4
David Wilson........................................................          4,685,388  (19)           10.2
    P.O. Box 98, Preston, Maryland 21655
Preston Ford, Inc...................................................          3,124,328  (20)            7.0
    P.O. Box 98, Preston, Maryland 21655

Directors and officers as a group (9 persons).......................         24,875,207  (21)           41.2%
----------

     * Less than one percent.

     (1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at July 15, 2004.

     (2) Consists of 595,350 shares of Common Stock, (ii) 5,571,850 shares of Common Stock held by MarKev Services, LLC, an entity of which Mr. Bermeister is a manager, (iii) 9,185,489 shares of Common Stock reserved for issuance upon the exercise of warrants held by MarKev Services, LLC, (iv) 900,000 shares of Common Stock held by a general partnership the managing partner of which is MarKev Services, LLC, and
          (v) 4,393,518 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before September 13, 2004.

     (3)  Consists of 1,000,000  shares  reserved for issuance  upon exercise of
          stock  options,   which  currently  are  exercisable  or  will  become
          exercisable on or before September 13, 2004.

     (4) Consists of (i) 200,000 shares of Common Stock and (ii) 575,000 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before September 13, 2004.

     (5) Consists of (i) 70,000 shares of Common Stock held by the Mark Miller Family Trust, of which Pacific Interactive Pty. Limited is trustee, and (ii) 597,500 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before September 13, 2004. Mark Miller and his wife are the sole stockholders of Pacific Interactive Pty. Limited.

     (6) Consists of 617,500 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before September 13, 2004.

     (7)  Consists  of  (i)  20,000  shares  of  Common  Stock  held  by  HiTech
          Corporation Limited over which Mr. Rose has exclusive voting and investment power, and (ii) 505,000 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before September 13, 2004.

     (8) Consists of (i) 25,000 shares of Common Stock held by Neumann Family Trust, and (ii) 431,500 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before September 13, 2004.

     (9) Consists of 187,500 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before September 13, 2004.

     (10) Consists of (i) 5,529,567 shares of Common Stock, (ii) 19,534,497 shares of Common Stock reserved for issuance upon the conversion of the principal amount of secured convertible promissory notes, (iii) 5,909,878 shares of Common Stock reserved for issuance upon conversion of the interest accumulated on the principal amount of secured convertible promissory notes and (iv) 67,306,243 shares of Common Stock reserved for issuance upon the exercise of warrants.

     (11) Consists of (i) 594,750 shares of Common Stock, (ii) 1,780,133 shares, 550,976 shares and 5,242,477 shares of Common Stock reserved for issuance upon the conversion of the principal amount of a secured convertible promissory note, conversion of the interest accumulated on the principal amount of a secured promissory note and the exercise of warrants, respectively, held by Europlay 1, LLC, over which Mr. Dyne has exclusive voting and investment power, (iii) 900,000 shares of Common Stock held by a general partnership the managing partner of which is MarKev Services, LLC, an entity of which Messrs.


                                       22


          Bermeister  and Dyne are  managers,  (iv)  5,571,850  shares of Common
          Stock held by MarKev Services, LLC, (v) 9,185,489 shares of Common Stock reserved for issuance upon the exercise of warrants held by MarKev Services, LLC, (vi) 533,333 shares of Common Stock reserved for issuance upon the exercise of warrants held by Europlay Capital Advisors, LLC, an entity in which Mark Dyne is a principal owner, and
          (vii) 9,026,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable on or before September 13, 2004.

     (12) Consists of (i) 5,571,850 shares of Common Stock held by MarKev Services, LLC, (ii) 900,000 shares of Common Stock held by a general partnership the managing partner of which is MarKev Services, LLC, and
          (iii) 9,185,489 shares of Common Stock reserved for issuance upon the exercise of warrants held by MarKev Services, LLC.

     (13) Consists of 7,000,000 shares of Common Stock reserved for issuance upon the exercise of warrants.

     (14) Consists of (i) 3,325,021 shares of Common Stock reserved for issuance upon the conversion of the principal amount of secured convertible promissory notes, (ii) 867,276 shares of Common Stock reserved for issuance upon conversion of the interest accumulated on the principal amount of secured convertible promissory notes and (iii) 9,792,162 shares of Common Stock reserved for issuance upon the exercise of warrants.

     (15) Consists of (i) 1,780,133 shares of Common Stock reserved for issuance upon the conversion of the principal amount of a secured convertible promissory note, (ii) 550,976 shares of Common Stock reserved for issuance upon conversion of the interest accumulated on the principal amount of a secured promissory note, and (iii) 5,242,477 shares of Common Stock reserved for issuance upon the exercise of warrants.

     (16) Consists of (i) 521,558 shares of Common Stock, (ii) 867,214 shares of Common Stock reserved for issuance upon the exercise of warrants, and
          (iii) 5,000,000 shares of Common Stock reserved for issuance upon the exercise of warrants held by Kinetech, Inc., over which Mr. Lachman has exclusive voting and investment power.

     (17) Consists of 5,000,000 shares of Common Stock reserved for issuance upon the exercise of warrants.

     (18) Consists of 5,000,000 shares of Common Stock reserved for issuance upon the exercise of warrants.

     (19) Consists of (i) 1,355,905 shares of Common Stock, (ii) 415,628 shares, 128,775 shares and 1,224,020 shares of Common Stock reserved for issuance upon the conversion of the principal amount of a secured convertible promissory note, conversion of the interest accumulated on the principal amount of a secured promissory note and the exercise of warrants, respectively, held by Preston Ford Inc. over which Mr. Wilson has exclusive voting and investment power, (iii) 106,875 shares of Common Stock held by Millsboro Auto Mart, Inc. over which Mr. Wilson has exclusive voting and investment power, (iv) 189,999 shares of Common Stock reserved for issuance upon the exercise of warrants held by Millsboro Auto Mart, Inc. over which Mr. Wilson has exclusive voting and investment power, and (v) 1,264,186 shares of Common Stock reserved for issuance upon the exercise of warrants.

     (20) Consists of (i) 1,355,905 shares of Common Stock, (ii) 415,628 shares of Common Stock reserved for issuance upon the conversion of the principal amount of a secured convertible promissory note, (iii) 128,775 shares of Common Stock reserved for issuance upon the conversion of the interest accumulated on the principal amount of a secured promissory note, (iv) 1,224,020 of Common Stock reserved for issuance upon the exercise of warrants.

     (21) Includes (i) 8,307,518 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before June 14, 2004, (ii) 5,571,850 shares of Common Stock held by a general partnership, of which Mr. Bermeister is a general partner, and (iii) 9,185,489 shares of Common Stock reserved for issuance upon the exercise of warrants held by a general partnership, of which Mr. Bermeister is a general partner.

The information as to shares beneficially owned has been individually furnished by the respective directors, Named Executive Officers, and other stockholders of the Company, or taken from documents filed with the SEC.

CHANGES IN CONTROL
------------------

As  described  under  the  caption   "Certain   Transactions   with  Significant
Stockholders, Directors and Executive Officers" elsewhere in this Proxy Statement, we entered into a series of financing transactions with Harris Toibb. The issuance of the additional shares of Common Stock pursuant to the terms of the financing transactions, if so issued, could result in a change in control of the Company. As of July 19, 2004, upon conversion and exercise of his notes and warrants, Mr. Toibb would own approximately 72.5% of our issued and outstanding common stock. As a consequence, following the conversion and exercise by him of the promissory notes and warrants, Mr. Toibb would own a majority of our voting securities and would be able to approve any matter presented to the stockholders for approval at a meeting, including the ability to elect all of the nominees for director presented to the stockholders for election at each annual meeting. The Board of Directors of the Company is divided into three classes, with each class to serve a staggered term of three years. One class of the Board of Directors is elected at each annual meeting of the stockholders. Accordingly, upon Mr. Toibb's conversion and exercise of his promissory notes and warrants, he would have the ability, within two annual meetings of stockholders, to elect a majority of the Company's Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended December 31, 2003, all of the Company's executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except for the following: Joltid Ltd (a beneficial owner of more than ten percent of the outstanding shares of our Common Stock) filed one late Form 3 reporting late one transaction; Kevin Bermeister (our President and Chief Executive Officer) filed one late Form 4 reporting late one transaction; Mark Dyne (a beneficial owner of more than ten percent of the outstanding shares of our Common Stock and our former Chairman) filed one late Form 4 reporting late two transactions; Jeff Scheinrock (a former member of the Board of Directors) filed one late Form 4 reporting late one transaction; Abe Sher (a member of the Board of Directors) filed one Form 5 reporting late one transaction that should have been reported on Form 4; Tyler Tarr (our Chief Financial Officer) filed one late Form 3 reporting late one transaction, and filed one Form 5 reporting late one transaction that should have been filed on Form 4; Anthony Rose (our Vice President, Technology) filed one Form 5 reporting late one transaction that should have been filed on Form 4; and Anthony Neumann (our Vice President, Business Development) filed one Form 5 reporting late one transaction that should have been filed on Form 4.

STOCKHOLDER PROPOSALS
---------------------

Any stockholder who intends to present a proposal at the 2005 Annual Meeting of Stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by April 10, 2004. In addition, in the event a stockholder proposal is not received by the Company by June 20, 2004, the Proxy to be solicited by the Board of Directors for the 2005 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2004 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company's 2005 Annual Meeting is advanced or delayed more than 30 days from the date of the 2004 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2005 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2005 Annual Meeting. Upon determination by the

Company that the date of the 2005 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2004 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

BDO Seidman, LLP, independent public accountants, were selected by the Board of Directors to serve as independent public accountants of the Company for fiscal 2003 and have been selected by the Board of Directors to serve as independent public accountants for fiscal 2004. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

SOLICITATION OF PROXIES
-----------------------

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

ANNUAL REPORT ON FORM 10-KSB
----------------------------

THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2003, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, BRILLIANT DIGITAL ENTERTAINMENT, INC., 6355 TOPANGA CANYON BOULEVARD, SUITE 520, WOODLAND HILLS, CALIFORNIA 91367.

                                            ON BEHALF OF THE BOARD OF DIRECTORS


                                            Tyler Tarr,
                                            CHIEF FINANCIAL OFFICER



Woodland Hills, California
August [__], 2004

                                  APPENDIX "A"

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

                           FOURTH AMENDED AND RESTATED
                             1996 STOCK OPTION PLAN

                           (AS OF SEPTEMBER 14, 2004)

1.       PURPOSE OF THE PLAN.

         The purpose of this Second Amended and Restated 1996 Stock Option Plan (the "Plan") is to provide incentives and rewards to selected eligible directors, officers, employees and consultants of Brilliant Digital Entertainment, Inc. (the "Company") or its subsidiaries in order to assist the Company and its subsidiaries in attracting, retaining and motivating those persons by providing for or increasing the proprietary interests of those persons in the Company, and by associating their interests in the Company with those of the Company's shareholders.

2.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Board of Directors of the Company (the "Board"), or a committee of the Board (the "Committee") consisting of two or more directors, at least two of whom shall be both a "Non-Employee Directors", as that term is defined in Rule 16b-3(b) of the Rules and Regulations (the "Rules") of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations of the Internal Revenue Service adopted thereunder, as such Rules and such Section and regulations may from time to time be amended or interpreted. Members of the Committee, if any, shall serve at the pleasure of the Board. If administration is delegated to the Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan as may be adopted from time to time by the Board.

         The Board shall have all the powers vested in it by the terms of the Plan, including exclusive authority (i) to select from among eligible directors, officers, employees and consultants, those persons to be granted "Awards" (as defined below) under the Plan; (ii) to determine the type, size and terms of individual Awards (which need not be identical) to be made to each person selected; (iii) to determine the time when Awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning Awards; (iv) to amend the terms or conditions of any outstanding Award, subject to applicable legal restrictions and to the consent of the other party to such Award; (v) to determine the duration and purpose of leaves of absences which may be granted to holders of Awards without constituting termination of their employment for purposes of their Awards; (vi) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; and (vii) to make any and all other determinations which it determines to be necessary or advisable in the administration of the Plan. The Board shall have full power and authority to administer and interpret the Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Board deems necessary or advisable. The Board's interpretation of the Plan, and all actions taken and determinations made by the Board pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its shareholders, any participants in the Plan and any other employee of the Company or any of its subsidiaries.

3.       PERSONS ELIGIBLE UNDER THE PLAN.

         Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), shall be eligible to be considered for the grant of Awards under the Plan.

4.       AWARDS.

         (a) COMMON STOCK AND DERIVATIVE SECURITY AWARDS. Awards authorized under the Plan shall consist of any type of arrangement with a Participant that is not inconsistent with the provisions of the Plan and that, by its terms, involves or might involve or be made with reference to the issuance of (i) shares of the Common Stock, $.001 par value per share, of the Company (the "Common Stock") or (ii) a "derivative security" (as that term is defined in Rule 16a-1(c) of the Rules, as the same may be amended from time to time) with an exercise or conversion price related to the Common Stock or with a value derived from the value of the Common Stock.

         (b) TYPES OF AWARDS. Awards are not restricted to any specified form or structure and may include, but need not be limited to, sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of Award which the Board shall determine is consistent with the objectives and limitations of the Plan. An Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

         (c) CONSIDERATION. Common Stock may be issued pursuant to an Award for any lawful consideration as determined by the Board, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness.

         (d) GUIDELINES. The Board may adopt, amend or revoke from time to time written policies implementing the Plan. Such policies may include, but need not be limited to, the type, size and term of Awards to be made to participants and the conditions for payment of such Awards.

         (e) TERMS AND CONDITIONS. Subject to the provisions of the Plan, the Board, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted pursuant to the Plan, which terms and conditions may include, among other things:

                  (i) any provision necessary for such Award to qualify as an incentive stock option under Section 422 of the Code (an "Incentive Stock Option");

                  (ii) a provision permitting the recipient of such Award to pay the purchase price of the Common Stock or other property issuable pursuant to such Award, or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company (including "pyramiding") or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such Award; or

                  (iii) a provision conditioning or accelerating the receipt of benefits pursuant to the Award, or terminating the Award, either automatically or in the discretion of the Board, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 of the Plan.

         (f) SUSPENSION OR TERMINATION OF AWARDS. If the Company believes that a Participant has committed an act of misconduct as described below, the Company may suspend the Participant's rights under any then outstanding Award pending a determination by the Board. If the Board determines that a Participant has committed an act of embezzlement, fraud, nonpayment of any obligation owed to the Company or any subsidiary, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if a Participant makes an unauthorized disclosure of trade secret or confidential information of the Company, engages in any conduct constituting unfair competition, or induces any customer of the Company to breach a contract with the Company, neither the Participant nor his or her estate shall be entitled to exercise any rights whatsoever with respect to such Award. In making such determination, the Board shall act fairly and shall give the Participant a reasonable opportunity to appear and present evidence on his or her behalf to the Board.

         (g) MAXIMUM GRANT OF AWARDS TO ANY PARTICIPANT. During any fiscal year, no Participant shall receive Awards under the Plan representing more than fifty percent (50%) of the total number of shares of Common Stock reserved for issuance pursuant to
                  Section 5.

5.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

         The aggregate number of shares of Common Stock that may be issued or issuable pursuant to all Awards under the Plan (including Awards in the form of Incentive Stock Options and Non-Statutory Options) shall not exceed an aggregate of 35,000,000 shares of Common Stock, subject to adjustment as provided in
Section 7 of the Plan. Shares of Common Stock subject to the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares of Common Stock subject to an Award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan. For purposes of this Section 5, the aggregate number of shares of Common Stock that may be issued at any time pursuant to Awards granted under the Plan shall be reduced by: the number of shares of Common Stock previously issued pursuant to Awards granted under the Plan, other than shares of Common Stock subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership, such as dividends; and the number of shares of Common Stock which were otherwise issuable pursuant to Awards granted under this Plan but which were withheld by the Company as payment of the purchase price of the Common Stock issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance.

6.       PAYMENT OF AWARDS.

         The Board shall determine the extent to which Awards shall be payable in cash, shares of Common Stock or any combination thereof. The Board may, upon request of a Participant, determine that all or a portion of a payment to that Participant under the Plan, whether it is to be made in cash, shares of Common Stock or a combination thereof, shall be deferred. Deferrals shall be for such periods and upon such terms as the Board may determine in its sole discretion.

7.       DILUTION AND OTHER ADJUSTMENT.

         In the event of any change in the outstanding shares of the Common Stock or other securities then subject to the Plan by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to the Plan are exchanged for or converted into cash, property or a different kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities (other than a regular cash dividend) , then, unless the terms of such transaction shall provide otherwise, such equitable adjustments shall be made in the Plan and the Awards thereunder (including, without limitation, appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards theretofore granted under the Plan, (ii) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under the Plan; and (iii) the maximum number of securities with respect to which Awards may thereafter be granted to any Participant in any fiscal year) as the Board determines are necessary or appropriate, including, if necessary, any adjustments in the maximum number of shares referred to in Section 5 of the Plan. Such adjustments shall be conclusive and binding for all purposes of the Plan.

8.       MISCELLANEOUS PROVISIONS.

         (a) DEFINITIONS. As used herein, "subsidiary" means any current or future corporation which would be a "subsidiary corporation," as that term is defined in Section 425 of the Code, of the Company; and the term "or" means "And/or."

         (b) CONDITIONS ON ISSUANCE. Securities shall not be issued pursuant to Awards unless the grant and issuance thereof shall comply with all relevant provisions of law and the requirements of any securities exchange or quotation system upon which any securities of the Company are listed, and shall be further subject to approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by Company counsel to be necessary to the lawful issuance and sale of any security or Award, shall relieve the Company of any liability in respect of the nonissuance or sale of such securities as to which requisite authority shall not have been obtained.

         (c) RIGHTS AS SHAREHOLDER. A participant under the Plan shall have no rights as a holder of Common Stock with respect to Awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

         (d) ASSIGNMENT OR TRANSFER. Subject to the discretion of the Board, and except with respect to Incentive Stock Options which are not transferable except by will or the laws of descent and distribution, Awards under the Plan or any rights or interests therein shall be assignable or transferable.

         (e) AGREEMENTS. All Awards granted under the Plan shall be evidenced by written agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Board shall from time to time adopt.

         (f) WITHHOLDING TAXES. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes. The obligation of the Company to make delivery of Awards in cash or Common Stock shall be subject to the restrictions imposed by any and all governmental authorities.

         (g) NO RIGHTS TO AWARD. No Participant or other person shall have any right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or any of its subsidiaries or shall interfere with or restrict in any way the rights of the Company or any of its subsidiaries, which are hereby reserved, to discharge a Participant at any time for any reason whatsoever, with or without good cause.

         (h) COSTS AND EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any Award nor to any Participant receiving an Award.

         (i) FUNDING OF PLAN. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

9.       AMENDMENTS AND TERMINATION.

         (a) AMENDMENTS. The Board may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards theretofore made under the Plan. However, with the consent of the Participant affected, the Board may amend outstanding agreements evidencing Awards under the Plan in a manner not inconsistent with the terms of the Plan.

         (b) SHAREHOLDER APPROVAL. To the extent that Section 422 of the Code, other applicable law, or the rules, regulations, procedures or listing agreement of any national securities exchange or quotation system, requires that any amendment of the Plan be approved by the shareholders of the Company, no such amendment shall be effective unless and until it is approved by the shareholders in such a manner and to such a degree as is required.

         (c) TERMINATION. Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted after September 13, 2006.

10.      EFFECTIVE DATE.

         The Plan is effective on September 13, 1996, the date on which it was originally adopted by the Board of Directors of the Company and the holders of the majority of the Common Stock of the Company. The Third Amended and Restated Plan is effective as of June 20, 2002.

11.      GOVERNING LAW.

         The corporate law of Delaware shall govern issues related to the validity and issuance of Common Stock. Otherwise, the Plan and any agreements entered into thereunder shall be construed and governed by the laws of the State of Delaware applicable to contracts made within, and to be performed wholly within, such state.

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, a stockholder of BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Kevin Bermeister and Tyler Tarr, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on September 14, 2004, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To elect the Board of Directors' two nominees as directors:

               Ray Musci                    Mark Miller

            |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

            |_| WITHHELD for all nominees listed above

            (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

            --------------------------------------------------------------------

            The undersigned hereby confer(s) upon the proxies, and each of them, discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2. To approve an amendment to the  Company's  1996 Stock Option Plan to increase the number of authorized shares under the plan from 20,000,000 to 35,000,000.

            |_| FOR                   |_| AGAINST                |_| ABSTAIN

Proposal 3. To  approve an  amendment  to the  Company's  Amended  and  Restated
            Certificate of Incorporation to increase the authorized number of shares common stock from 250,000,000 to 350,000,000.

            |_| FOR                   |_| AGAINST                |_| ABSTAIN



     The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated August [___], 2004, relating to the Annual Meeting.

                                           Dated:_________________________, 2004

                                           Signature:___________________________

                                           Signature:___________________________
                                               Signature(s) of Stockholder(s)
                                                 (See Instructions Below)

                                           The   Signature(s)    hereon   should
                                           correspond  exactly  with the name(s)
                                           of the  Stockholder(s)  appearing  on
                                           the  Share  Certificate.  If stock is
                                           held jointly, all joint owners should
                                           sign.   When   signing  as  attorney,
                                           executor,  administrator,  trustee or
                                           guardian,  please  give full title as
                                           such.  If  signer  is a  corporation,
                                           please  sign  the  full   corporation
                                           name,   and  give  title  of  signing
                                           officer.

           |_| Please indicate by checking this box if you anticipate
                         attending the Annual Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE